INTANGIBLE ASSETS	6 Months Ended
Jun. 30, 2026
Intangible assets and goodwill [abstract]
INTANGIBLE ASSETS	INTANGIBLE ASSETS

Description	Weighted average rate (p.a.)	December 31, 2025	Additions	June 30, 2026 (Unaudited)

Cost
Goodwill		901,417	—	901,417
Slots		126,547	—	126,547
Software		994,184	76,603	1,070,787

		2,022,148	76,603	2,098,751

Amortization
Software	16%	(486,148)	(75,356)	(561,504)

		(486,148)	(75,356)	(561,504)

Total intangible assets, net		1,536,000	1,247	1,537,247